013096-1                                          Registration No. 33-1182

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                         ______________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. ____ [_]

                        Post-Effective No. 12 [X]
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                           Amendment No. 13 [X]
                        (Check appropriate box or boxes.)

                              BRANDYWINE FUND, INC.
               (Exact name of Registrant as Specified in Charter)

                3908 Kennett Pike
              Greenville, Delaware                      19807
   (Address of Principal Executive Offices)          (Zip Code)

                                 (302) 656-3017
              (Registrant's Telephone Number, including Area Code)

                                                          Copy to:
            Foster S. Friess                         W. David Knox, II
              350 Broadway                            Foley & Lardner
             P. O. Box 576                      777 East Wisconsin Avenue
         Jackson, Wyoming  83001                Milwaukee, Wisconsin  53202
   (Name and Address of Agent for Service)

   Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and filed its required Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1996 on November 21, 1996.

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

     [_]     immediately upon filing pursuant to paragraph (b)

     [X]     on January 15, 1997 pursuant to paragraph (b)

     [_]     60 days after filing pursuant to paragraph (a)(1)

     [_]     on (date) pursuant to paragraph (a)(1)

     [_]     75 days after filing pursuant to paragraph (a)(2)

     [_]     on (date) pursuant to paragraph (a)(2), of Rule 485

   If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       The Exhibit Index is located at page __ of the sequential numbering system.

                              BRANDYWINE FUND, INC.
                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                 Caption or Subheading in Prospectus
        Item No. on Form N-1A    or Statement of Additional Information

   PART A - INFORMATION REQUIRED IN PROSPECTUS

   1.   Cover Page               Cover Page

   2.   Synopsis                 Expense Information

   3.   Condensed Financial      Financial Highlights; Performance
         Information             Information

   4.   General Description      Introduction; Investment Objective
         of Registrant           and Policies

   5.   Management of the        Management of the Fund; Capital
         Fund                    Structure

   5A.  Management's Discussion  Performance Information; Management's
         of Fund Performance     Discussion of Fund Performance

   6.   Capital Stock and        Dividends, Distributions and Taxes;
         Other Securities        Capital Structure; Stockholder Reports

   7.   Purchase of Securities   Determination of Net Asset Value;
         Being Offered           Purchase of Shares; Dividend
                                 Reinvestment

   8.   Redemption or Repurchase Redemption of Shares

   9.   Legal Proceedings        *

   PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

   10.  Cover Page               Cover Page

   11.  Table of Contents        Table of Contents

   12.  General Information and  *
         History

   13.  Investment Objectives    Investment Restrictions
         and Policies

   14.  Management of the        Directors and Officers of the Fund
         Registrant

   15.  Control Persons and      Principal Stockholders
         Principal Holders
         of Securities

   16.  Investment Advisory      Included in Prospectus under "Management
         and Other Services      of the Fund"; Investment Adviser; Service
                                 Agreement; Custodian; Independent
                                 Accountants

   17.  Brokerage Allocation     Allocation of Portfolio Brokerage

   18.  Capital Stock and        Included in Prospectus under
         Other Securities        "Capital Structure"

   19.  Purchase, Redemption     Included in Prospectus under
         and Pricing of          "Determination of Net Asset Value";
         Securities Being        "Dividend Reinvestment";
         Offered                 Determination of Net Asset Value and
                                 Performance; Systematic Withdrawal Plan

   20.  Tax Status               Taxes

   21.  Underwriters             *

   22.  Calculations of Per-     Determination of Net Asset Value and
         formance Data           Performance

   23.  Financial Statements     Financial Statements


   _______________________

   *Answer negative or inapplicable



                              P R O S P E C T U S

                          (BRANDYWINE FUND, INC. LOGO)

                             A NO-LOAD MUTUAL FUND
                               SEEKING LONG-TERM
                              CAPITAL APPRECIATION

                               BOARD OF DIRECTORS

                                 JOHN E. BURRIS
                          Chairman, Burris Foods, Inc.
                               Milford, Delaware

                                FOSTER S. FRIESS
                       President, Friess Associates, Inc.
                                Jackson, Wyoming

                                   STIG RAMEL
                          President, Nobel Foundation
                                  1972 to 1992
                            Chairman, "Fond '92-'94"
                                 Solna, Sweden

                               INVESTMENT ADVISER
                            FRIESS ASSOCIATES, INC.
                                  350 Broadway
                                  P.O. Box 576
                             Jackson, Wyoming 83001

                                   MANAGED BY
                            FRIESS ASSOCIATES, INC.
                                  350 Broadway
                                  P.O. Box 576
                             Jackson, Wyoming 83001

P R O S P E C T U S                                         JANUARY 15, 1997

                          (BRANDYWINE FUND, INC. LOGO)


Brandywine Fund, Inc. (the "Fund") is an open-end, diversified management investment company -- a mutual fund. Its primary investment objective is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary consideration.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission. A Statement of Additional Information, dated January 15, 1997, which is a part of such Registration Statement is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided promptly without charge to each person to whom a Prospectus is delivered upon written or telephone request. Written requests should be made by writing to Brandywine Fund, Inc., P.O. Box 4166, Greenville, Delaware 19807, Attn:
Corporate Secretary, Internet: bfunds@friess.com, and telephone requests should be made by calling (800) 656-3017.

                          (BRANDYWINE FUND, INC. LOGO)

                               3908 KENNETT PIKE
                           GREENVILLE, DELAWARE 19807
                          INTERNET: BFUNDS@FRIESS.COM
                                 (800) 656-3017

                          (BRANDYWINE FUND, INC. LOGO)

                               TABLE OF CONTENTS
                                                             Page No.
                                                             --------
          Expense Information.................................   1
          Financial Highlights................................   2
          Introduction........................................   2
          Investment Objective and Policies...................   3
          Management of the Fund..............................   4
          Determination of Net Asset Value....................   5
          Purchase of Shares..................................   5
          Redemption of Shares................................   6
          Exchange Privilege..................................   8
          Dividend Reinvestment...............................   9
          Dividends, Distributions and Taxes..................   9
          Capital Structure...................................  10
          Stockholder Reports.................................  10
          Performance Information.............................  11
          Management's Discussion of Fund Performance.........  12
          Share Purchase Application..........................  13

                              EXPENSE INFORMATION

STOCKHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases or Reinvested Dividends...  None
   Deferred Sales Load...............................................  None
   Redemption Fee....................................................  None*<F1>
   Exchange Fee......................................................  None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
   Management Fees...................................................  1.00%
   12b-1 Fees........................................................  None
   Other Expenses....................................................  0.06%
                                                                      ------
   Total Fund Operating Expenses ....................................  1.06%
                                                                      ======

<F1>   *A fee of $10.00 is charged for each wire redemption.

Example:                                     1 Year  3 Years 5 Years  10 Years
                                             ---------------------------------

An investor would pay the following expenses
on a $1,000 investment, assuming (l) 5%
annual return and (2) redemption
at the end of each time period:                $11     $34     $58      $129


  The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. They should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. See "Management of the Fund" for a more complete discussion of applicable management fees. The Annual Fund Operating Expenses are based on actual expenses incurred for the year ended September 30, 1996. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                              FINANCIAL HIGHLIGHTS

  (Selected Data for each share of the Fund outstanding throughout each year)


  The Financial Highlights of the Fund should be read in conjunction with the Fund's financial statements and notes thereto included in the Fund's Annual Report to Shareholders. Further information about the performance of the Fund is also contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.

                                                         YEARS ENDED SEPTEMBER 30,
                                         -------------------------------------------------------------------
                                          1996      1995      1994      1993      1992      1991      1990
                                         ------    ------    ------    ------    ------    ------    ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
  of year                                $33.92    $24.77    $28.04    $19.36    $20.52    $15.79    $17.87
Income from investment operations:
  Net investment (loss) income        (0.08)(1)<F2> (0.10)     0.03    (0.02)      0.04      0.27      0.11
  Net realized and unrealized
    gains (losses) on investments          2.83     10.70    (0.43)      9.25      1.04      5.74    (1.48)
                                        -------   -------   -------   -------   -------   -------   -------
Total from investment operations           2.75     10.60    (0.40)      9.23      1.08      6.01    (1.37)
Less Distributions:
  Dividends from net
    investment income                        --        --        --    (0.01)    (0.13)    (0.28)    (0.03)
  Distributions from net
    realized gains                       (3.84)    (1.45)    (2.87)    (0.54)    (2.11)    (1.00)    (0.68)
                                        -------   -------   -------   -------   -------   -------   -------
Total from distributions                 (3.84)    (1.45)    (2.87)    (0.55)    (2.24)    (1.28)    (0.71)
                                        -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year             $32.83    $33.92    $24.77    $28.04    $19.36    $20.52    $15.79
                                        =======   =======   =======   =======   =======   =======   =======
Total Investment Return                   10.0%     45.5%    (1.4%)     48.6%      5.9%     41.4%    (7.9%)
Ratios/Supplemental Data:
  Net assets, end of year
    (in 000's $)                      6,038,301 4,137,484 2,240,554 1,413,253   695,128   527,808   271,856
  Ratio of expenses to
    average net assets                    1.06%     1.07%     1.09%     1.08%     1.10%     1.09%     1.12%
  Ratio of net investment
    (loss) income to average
    net assets                           (0.4%)    (0.4%)      0.1%    (0.1%)      0.2%      1.5%      0.9%
  Portfolio turnover rate                202.8%    193.7%    190.2%    150.4%    188.9%    187.9%    157.7%
  Average commission rate paid*<F3>     $0.0599        --        --        --        --        --        --

                                          YEARS ENDED SEPTEMBER 30,
                                         --------------------------
                                           1989      1988      1987
                                         ------    ------    ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
  of year                                $12.89    $17.00    $11.01
Income from investment operations:
  Net investment (loss) income             0.03      0.06    (0.02)
  Net realized and unrealized
    gains (losses) on investments          4.99    (3.29)      6.04
                                         ------   -------   -------
Total from investment operations           5.02    (3.23)      6.02
Less Distributions:
  Dividends from net
    investment income                    (0.04)        --    (0.03)
  Distributions from net
    realized gains                           --    (0.88)        --
                                         ------   -------   -------
Total from distributions                 (0.04)    (0.88)    (0.03)
                                         ------   -------   -------
Net asset value, end of year             $17.87    $12.89    $17.00
                                        =======   =======   =======
Total Investment Return                   39.0%   (17.6%)     54.8%
Ratios/Supplemental Data:
  Net assets, end of year
    (in 000's $)                        169,745   122,863   127,777
  Ratio of expenses to
    average net assets                    1.13%     1.16%     1.18%
  Ratio of net investment
    (loss) income to average
    net assets                             0.2%      0.3%    (0.2%)
  Portfolio turnover rate                 91.0%    107.4%    146.8%
  Average commission rate paid*<F3>          --        --        --


<F2>(1) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences.
<F3> *  Disclosure required for fiscal years beginning after 9/1/95.

                                  INTRODUCTION

  The Fund was incorporated under the laws of Maryland on October 9, 1985. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940. As an open-end investment company it obtains its assets by continuously selling shares of its Common Stock, $.01 par value ("Common Stock"), to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned, thereby providing diversification in a variety of industries. The Fund's investment adviser furnishes experienced management to select and watch over the Fund's investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value.

                       INVESTMENT OBJECTIVE AND POLICIES

  The primary investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary consideration. The Fund's investment adviser anticipates that most of the time the major portion of the Fund's portfolio will be invested in common stocks. The Fund's investment adviser will purchase common stocks of well-financed issuers which have proven records of profitability and strong earnings momentum. Such companies are likely to be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Fund's investment adviser may, however, purchase common stocks of well known, highly researched, large companies if it believes such common stocks offer particular opportunity for long-term capital growth. Not more than 5% of the Fund's net assets may be invested in securities of unseasoned companies, defined as companies having a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business. The investment risks associated with these securities may be considerably greater than those associated with common stocks of more established companies.

  In selecting investments the Fund's investment adviser will consider various financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios and book value. The Fund's investment adviser may also review research reports of broker-dealers and trade publications and, in appropriate situations, may meet with management. Greater weight will be given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values. Since the Fund's primary investment objective is to produce long-term capital appreciation, and current income is a secondary consideration in the selection of investments, a particular issuer's dividend history is not a primary consideration.

  Investors should be aware that since the major portion of the Fund's portfolio will normally be invested in common stocks, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the primary objective of the Fund will be realized or that any income will be earned. Nor can there be any assurance that the Fund's portfolio will not decline in value.

  Except for temporary defensive purposes, the Fund intends to have at all times at least 70% of its investments in securities which the Fund's investment adviser believes offer opportunity for growth of capital. No minimum or maximum percentage of the Fund's assets is required to be invested in common stocks or any other type of security. When the Fund's investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.

  Except for temporary defensive purposes, cash and money market instruments will be retained by the Fund only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities. The money market instruments in which the Fund may invest include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-l or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its assets in repurchase agreements with maturities of more than seven days.

  The Fund does not intend to place emphasis on short-term trading profits. The Fund's investment adviser expects that the Fund's annual portfolio turnover rate generally will not exceed 200%. See "Management's Discussion of Fund Performance." The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less), for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover in any year will result in the payment by the Fund from capital of above average amounts of brokerage commissions and other transaction costs.

  The Fund will limit to 15% of its assets investments in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

  Under certain circumstances the Fund may (a) invest in warrants, (b) temporarily borrow money from banks for emergency or extraordinary borrowings,
(c) pledge its assets to secure borrowings, and (d) purchase securities of other investment companies. A more complete discussion of the circumstances in which the Fund may engage in these activities is included in the Fund's Statement of Additional Information. Except for the investment policies listed in this paragraph, the investment objective and the other policies described under this caption are not fundamental policies and may be changed without stockholder approval. Such changes may result in the Fund having investment objectives different from the objectives which the stockholder considered appropriate at the time of investment in the Fund. Stockholders will receive at least 30 days' prior written notice of any changes in the policies of the Fund which are not fundamental.

                             MANAGEMENT OF THE FUND

  As a Maryland corporation, the business and affairs of the Fund are managed under the direction of its Board of Directors. Under an investment advisory agreement (the "Agreement") with the Fund, Friess Associates, Inc. (the "Adviser"), 350 Broadway, P.O. Box 576, Jackson, Wyoming 83001, furnishes continuous investment advisory services and management to the Fund. In addition to the Fund, the Adviser is the investment adviser to Brandywine Blue Fund, Inc., another mutual fund, and to individual and institutional clients with substantial investment portfolios. The Adviser was organized in 1974 and is wholly owned by Foster S. Friess and Lynnette E. Friess, who are directors and the sole officers of the Adviser.


  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day to day management of the Fund. All investment decisions are made by a team of investment professionals representing the Adviser, any of whom may make recommendations subject to final approval of Foster S. Friess or another senior member of the Adviser's management team to whom he may delegate that authority. Mr. Friess has been President, Treasurer and a director of both the Fund and Brandywine Blue Fund, Inc. since their inceptions in 1985 and 1990, respectively. He is also President and Chairman of the Board of the Adviser. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space, and all necessary office facilities, equipment, and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors). For the foregoing, the Adviser will receive a monthly fee of 1/12 of 1% (1% per annum) on the daily net assets of the Fund. The rate of the advisory fee is higher than that paid by most mutual funds. The advisory fees paid in the fiscal year ended September 30, 1996 were equal to 1.0% of the Fund's average net assets.


  The Fund and Fiduciary Management, Inc., Milwaukee, Wisconsin have entered into a Service Agreement pursuant to which certain accounting and record keeping services will be performed for the Fund by Fiduciary Management, Inc. These services include (a) preparing and maintaining financial statements, books of accounts and related documents, (b) determining the Fund's net asset value, (c) preparing excise tax returns and (d) preparing reports and filings with the Securities and Exchange Commission. For such services, the Fund currently pays Fiduciary Management, Inc. an annual fee of $377,000.

                        DETERMINATION OF NET ASSET VALUE

  The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

  Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities will be valued at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Odd lot differentials and brokerage commissions will be excluded in calculating values.

                               PURCHASE OF SHARES


  Shares of Common Stock may be purchased directly from the Fund. A share purchase application form is included at the back of this Prospectus. The price per share is the next determined per share net asset value after receipt of an application by Firstar Trust Company. Additional purchase applications may be obtained from the Fund. Purchase applications should be mailed directly to:
Brandywine Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address. To purchase shares by overnight or express mail, please use the following street address: Brandywine Fund, Inc., c/o Firstar Trust Company, Mutual Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to Brandywine Fund, Inc., or by direct wire transfer. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a stockholder's account for any payment check returned to the custodian. THE STOCKHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

  Funds can be wired to:      Firstar Bank Milwaukee, N.A.
                              777 East Wisconsin Avenue
  (WIRED FUNDS MUST BE        Milwaukee, Wisconsin 53202
  RECEIVED PRIOR TO           ABA #075000022
  4:00 P.M. EASTERN           credit: Firstar Trust Company
  TIME TO BE ELIGIBLE         Account #112952137
  FOR SAME DAY PRICING.)      further credit: Brandywine Fund, Inc.
                              "name of stockholder and account number (if known)"

  The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, (800) 656-3017 or (414) 765-4124, to provide information for the account. A properly signed share purchase application marked "Follow up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund and are not binding until so accepted. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or part. Shares of the Fund may also be purchased through a registered broker-dealer who may charge the investor a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or Adviser.

  THE BOARD OF DIRECTORS OF THE FUND HAS ESTABLISHED $25,000 AS THE MINIMUM INITIAL PURCHASE AND $1,000 AS THE MINIMUM FOR ANY SUBSEQUENT PURCHASE (except through dividend reinvestment), which minimum amounts are subject to change at any time. Stockholders will receive written notification at least 30 days in advance of any changes in such minimum amounts. Shares of the Fund may be purchased without regard to the foregoing minimum initial investment by employees, officers and directors of the Fund or the Adviser or firms providing contractual services to the Fund, and by members of their "immediate families" (i.e., spouses, siblings, parents, children, grandchildren and grandparents) and by retirement plans and trusts for their benefit. The officers of the Fund in their discretion may waive the minimum initial investment for charitable organizations, employee benefit plans whose investment in the aggregate exceed the Fund's minimum initial investment, and others with whom the Fund or Adviser has an established relationship. Stock certificates for shares purchased are not issued unless requested in writing, and directed to Brandywine Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


  Employee benefit, profit-sharing, or retirement plans (such as 401(k) plans) may purchase shares of Common Stock through financial institutions or other service providers ("Processing Intermediaries"), which may become stockholders of record of the shares and which may use procedures and impose restrictions in addition to or different from those applicable to stockholders who invest directly in the Fund. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge is retained by the Processing Intermediary and is not remitted to the Fund or its Adviser. Program materials provided by the Processing Intermediary should be read by the individual in conjunction with this Prospectus before investing in such plans. Once an account is established, additional shares of Common Stock may be purchased by the plans through Processing Intermediaries without regard to the Fund's minimum subsequent purchase amounts.

                              REDEMPTION OF SHARES


  A stockholder may require the Fund to redeem his shares in whole or in part at any time during normal business hours. Redemption requests must be made in writing and directed to: Brandywine Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address. Redemption requests sent by overnight or express mail should be directed to: Brandywine Fund, Inc., Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  A request for redemption must be signed by the stockholder or stockholders exactly as the shares are registered, including the signature of each joint owner, and must specify either the number of shares or the dollar amount of shares that are to be redeemed. If the proceeds of redemption are requested to be sent to an address or a person other than as the shares to be redeemed are registered, each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. If certificates have been issued for any of the shares to be redeemed, the certificates, properly endorsed or accompanied by a properly executed stock power, must accompany the request for redemption. Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity or who are not natural persons. In case of any questions concerning the nature of such documentation, the Fund's transfer agent, Firstar Trust Company, should be contacted in advance at (800) 656-3017 or (414) 765-4124. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Trust Company in its capacity as transfer agent, have been satisfied.


  The redemption price is the net asset value next determined after receipt by Firstar Trust Company, in its capacity as transfer agent, of the written request in proper form with all required documentation. The amount received may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder no later than the seventh day after receipt of the redemption request in proper form with all required documentation, except that when a purchase has been made by check, the Fund can hold payment on redemption until it is reasonably satisfied the check has cleared. (This may normally take up to 3 days for local personal or corporate checks and up to 7 days for other personal or corporate checks.) Wire transfers may be arranged on request. The transfer agent currently charges a $10.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the stockholder's account.


  If a stockholder instructs Firstar Trust Company in writing, redemption requests may be made by telephone by calling ONLY FIRSTAR TRUST COMPANY, NOT THE FUND OR ITS ADVISER, at (800) 656-3017 or (414) 765-4124, provided the redemption proceeds are to be mailed, wired or forwarded via Electronic Funds Transfer ("EFT") to the stockholder's address or bank of record as shown on the records of the transfer agent. (Transfers via EFT generally take up to 3 business days to reach the stockholder's bank account.) Proceeds redeemed by telephone will be mailed, wired or forwarded via EFT to an address or account other than that shown on the records of the transfer agent only if such has been prearranged by a written request sent via mail or facsimile copy to Firstar Trust Company. Such a request must be signed by the stockholder with signatures guaranteed as described above. Additional documentation may be requested from those who hold shares in a fiduciary or representative capacity or who are not natural persons. A stockholder may change his address by calling Firstar Trust Company at (800) 656-3017 or (414) 765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. In addition, no telephone redemptions will be allowed within 30 days of an address change. The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so. Redemption by telephone is not available for IRA accounts or if share certificates have been issued for the account. PROCEDURES FOR TELEPHONE REDEMPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND OR FIRSTAR TRUST COMPANY. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a stockholder cannot contact Firstar Trust Company by telephone, he or she should make a redemption request in writing in the manner set forth above.

  The Fund reserves the right to redeem the shares held in any account if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The stockholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made.

  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

  To accommodate the current cash needs of investors the Fund offers a Systematic Withdrawal Plan pursuant to which a stockholder who owns Fund shares worth at least $25,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. In electing to participate in the Systematic Withdrawal Plan investors should realize that within any given period the appreciation of their investment in the Fund may not be as great as the amount withdrawn. A stockholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Trust Company in writing or by telephone at (800) 656-3017 or (414) 765-4124. A more complete discussion of the Systematic Withdrawal Plan is included in the Fund's Statement of Additional Information.

                               EXCHANGE PRIVILEGE

  A request to exchange shares of Common Stock for shares of Brandywine Blue Fund, another mutual fund managed by the Adviser, may be made by submitting the request in writing to Brandywine Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, along with a completed share purchase application for Brandywine Blue Fund. Prior to exercising the Exchange Privilege, a stockholder should obtain and carefully read the prospectus for Brandywine Blue Fund. The stockholder must give the account name, account number and the amount or number of shares of Common Stock to be exchanged. The registration of the account from which the exchange is being made and the account to which the exchange is being made must be identical. Signatures required are the same as explained under "REDEMPTION OF SHARES."


  In establishing a new account in Brandywine Blue Fund through this privilege, the shares exchanged must have a value at least equal to the minimum investment (currently $100,000) required by that fund.

  The exchange privilege is available only in states where the exchange may be legally made. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund, Brandywine Blue Fund or their respective stockholders. Stockholders will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to Brandywine Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. No exchange fee is currently imposed by the Fund on exchanges; however, the Fund reserves the right to impose a service charge in the future.

  An exchange involves a redemption of all or a portion of a stockholder's shares of Common Stock and the investment of the redemption proceeds in shares of Brandywine Blue Fund and is subject to any applicable adjustments in connection with such redemption and investment. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares to be acquired will be purchased (subject to any applicable adjustment) at the per share net asset value of those shares next determined coincident with or after the time of redemption.

  For federal income tax purposes, an exchange of shares is a taxable event in which a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.

                             DIVIDEND REINVESTMENT


  Stockholders may elect to have all income dividends and capital gains distributions reinvested or paid in cash, or to have income dividends reinvested and capital gains distributions paid in cash or capital gains distributions reinvested and income dividends paid in cash. Stockholders having dividends and/or capital gains distributions paid in cash may choose to have such amounts mailed, wired or forwarded via EFT. Transfers via EFT generally take up to 3 business days to reach the stockholder's bank account. See the share purchase application form included at the back of this Prospectus for further information. If a stockholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the stockholder's account on the dividend payment date. Cash dividends are mailed, wired or forwarded via EFT to stockholders within 5 business days of the dividend record date. As in the case of normal purchases, stock certificates are not issued unless requested. Stockholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased.

  A stockholder may change an election at any time by notifying the Fund in writing or, subject to certain limited exceptions, by calling Firstar Trust Company at (800) 656-3017 or (414) 765-4124. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on thirty days' written notice to participants.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Pursuant to the requirements of the Code, the Fund intends to distribute annually, to its stockholders, substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carry-over, to avoid paying income tax on its net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. The primary distribution will normally be made near the end of October, following the close of the Fund's fiscal year, with a secondary distribution, if required, at the end of December. For federal income tax purposes, distributions by the Fund, whether invested in additional shares of Common Stock or received in cash, will be taxable to the Fund's stockholders except those stockholders that are not subject to tax on their income. Stockholders will be notified annually as to the federal tax status of dividends and distributions. Currently, short-term capital gains are treated as dividend income for federal income tax purposes and are generally subject to U.S. withholding for non-resident alien stockholders. They will be reported as such on the year-end Form 1099. For federal income tax purposes, a stockholder's original cost for his shares, including shares purchased pursuant to reinvested dividends, continues as his basis, and on redemption his gain or loss is the difference between such basis and the redemption price. Distributions and redemptions may also be taxed under state and local tax laws which may differ from the Code.

                               CAPITAL STRUCTURE


  The Fund's authorized capital consists of 500,000,000 shares of Common Stock. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its By-Laws and does not anticipate holding an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940. The Fund also has adopted provisions in its By-Laws for the removal of directors by the stockholders.

  The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

  The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the stockholder's account will be credited with the number of shares purchased, relieving stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any stockholder may deliver certificates to Firstar Trust Company and direct that his account be credited with the shares. A stockholder may direct Firstar Trust Company at any time to issue a certificate for his shares of Common Stock without charge.

                              STOCKHOLDER REPORTS

  Stockholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Stockholders who have questions about the Fund should write to: Brandywine Fund, Inc., P.O. Box 4166, Greenville, Delaware 19807, Attention: Corporate Secretary, or E-mail: bfunds@friess.com. Questions about the Fund or individual accounts may be directed toll free to Firstar Trust Company at (800) 656-3017 or (414) 765-4124.

                            PERFORMANCE INFORMATION

  The Fund's average annual compounded rate of return is the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded annually over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees but ignores individual income tax consequences to stockholders.

COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE FUND AND S&P 500 INDEX

  date    Brandywine Fund       S&P 500 Index

  9/30/86         $25,000             $25,000
  9/30/87         $38,700             $35,850
  9/30/88         $31,889             $31,333
  9/30/89         $44,326             $41,579
  9/30/90         $40,824             $37,712
  9/30/91         $57,725             $49,554
  9/30/92         $61,131             $55,055
  9/30/93         $90,841             $62,212
  9/30/94         $89,569             $64,452
  9/30/95        $130,323             $83,659
  9/30/96        $143,354            $100,723


AVERAGE ANNUAL TOTAL RETURN
1-YEAR +10.0%
5-YEAR +19.9%
10-YEAR +19.1%
Since Inception 12/30/85 +18.7%

Past performance is not predictive of future performance.


  The results below show by calendar year the value of an assumed initial investment of $25,000 made on December 31, 1985 through December 31, 1996, assuming reinvestment of all dividends and distributions.

              VALUE OF                                     VALUE OF
              $25,000    CUMULATIVE                        $25,000  CUMULATIVE
DECEMBER 31  INVESTMENT   % CHANGE           DECEMBER 31  INVESTMENT % CHANGE
 ----------  ----------  ----------          -----------  -------------------
  1985       $25,000          --                1991     $70,091     +180.4%
  1986        29,098      +16.4%                1992      81,081      +224.3
  1987        29,866       +19.5                1993      99,389      +297.6
  1988        35,142       +40.6                1994      99,406      +297.6
  1989        46,724       +86.9                1995     134,940      +439.8
  1990        46,985       +87.9                1996     168,571      +574.3

  The foregoing performance results are historical and should not be considered indicative of the future performance of the Fund. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and Investor's Business Daily and The Wall Street Journal newspapers. The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Industrials Index, Value Line Index, the Standard &Poor's 500 Stock Index and others. Such comparisons may be made in advertisements, stockholder reports or other communications to stockholders.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


  The principal factor affecting the Fund's performance for the fiscal year ended September 30, 1996 was the selection and purchase by the Adviser of stocks of companies with earnings growth substantially in excess of the overall market, in accordance with the investment philosophy described under "Investment Objective and Policies."


  The increase of 10.0% in share value reflected particularly continuing growth in technology stock holdings, plus gains in retailing and energy-related stocks. The broader based and larger capitalization S&P 500 Index rose 20.3% for the year, while the more growth-oriented Mutual Fund Index of Investor's Business Daily increased 17.6% in the period. For the five-year period ended September 30, 1996, the Fund's average annual total return was 19.9% as compared to 15.2% for the S&P 500 Index and 14.0% for the Mutual Fund Index. The Mutual Fund Index consists of 20 growth-oriented mutual funds selected primarily on the basis of their size, reputation and historical performance.

  The Fund focused particularly on companies with new products, services, or markets, which were growing rapidly in an improving economic environment or which were taking market share from the competition.


  Sales of stocks to provide for replacing existing holdings with better ones in line with the Adviser's strategy of "forced displacement", resulted in a continuing high turnover of 203% in the portfolio for the twelve-month period.





                          (BRANDYWINE FUND, INC. LOGO)

                             PURCHASE APPLICATION

    ---  This is a follow-up application to an investment by wire transfer.

Mail to:
        Brandywine Fund, Inc.
        c/o Firstar Trust Company
        Mutual Fund Services
        P.O. Box 701
        Milwaukee, WI 53201-0701

Overnight Express Mail to:
        Brandywine Fund, Inc.
        c/o Firstar Trust Company
        Mutual Fund Services
        615 E. Michigan St., 3rd Floor
        Milwaukee, WI 53202-5207

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts. For any additional information please call Brandywine Fund, Inc. at 1-800-656-3017 or 1-414-765-4124.

------------------------------------------------------------------------------

A. INVESTMENT Please indicate the amount you wish to invest $ ----------- ($25,000 MINIMUM)

--- By check enclosed payable to Brandywine Fund, Inc. Amount $ ------------- --- By wire (call first): 1-800-656-3017 or 1-414-765-4124 to set up account.
Indicate total amount and date of wire $ ---------------  Date ---------------

------------------------------------------------------------------------------

B. REGISTRATION
---  Individual

----------------   ---   ----------------   ---------------   ----------------
FIRST NAME         M.I.  LAST NAME          SOCIAL SECURITY #  BIRTHDATE
                                                              (Mo/Dy/Yr)

---  Joint Owner*<F4> (cannot be a minor)

----------------   ---   ----------------   ---------------   ----------------
FIRST NAME         M.I.  LAST NAME          SOCIAL SECURITY #  BIRTHDATE
                                                              (Mo/Dy/Yr)

*<F4>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS) unless otherwise specified.

---  Gift to Minors

------------------------------------------   ----   --------------------------
CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)  M.I.   LAST NAME

---------------------------------------   ----   -----------------------------
MINOR'S FIRST NAME (ONLY ONE PERMITTED)    M.I.  LAST NAME

--------------------------   ----------------------------   ------------------
MINOR'S SOCIAL SECURITY #    MINOR'S BIRTHDATE (Mo/Dy/Yr)   STATE OF RESIDENCE

--- Corporation**<F5> (including Corporate Pension Plans),**<F5> Trust, Estate or Guardianship

------------------------------------------------------------------------------
NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)***<F6>

---  Partnership***<F6>

------------------------------------------------------------------------------
NAME OF TRUST/CORPORATION**<F5>/PARTNERSHIP

---  Other Entity***<F6>

----------------------------------------   -----------------------------------
SOCIAL SECURITY #/TAX ID #                 DATE OF AGREEMENT (Mo/Dy/Yr)

**<F5<Corporate Resolution is required.  ***<F6>Additional documentation and certification may be requested.

------------------------------------------------------------------------------

C. MAILING ADDRESS

--------------------------------------   -------------------------------------
STREET                                   APT/SUITE

--------------------------------------   -------   ---------------------------
CITY                                      STATE    ZIP

---------------------------------------   ------------------------------------
   DAYTIME PHONE #                         EVENING PHONE #

---  Duplicate Confirmation to:

------------------------------   ----   --------------------------------------
FIRST NAME                       M.I.   LAST NAME

--------------------------------------   -------------------------------------
STREET                                   APT/SUITE

--------------------------------------   -------   ---------------------------
CITY                                      STATE    ZIP

------------------------------------------------------------------------------

D. DISTRIBUTION OPTIONS
Capital gains & dividends will be reinvested if no option is selected.

         Capital Gains & Dividends           Capital Gains & Dividends
         Reinvested  ---                     in Cash  ---

         Capital Gains in Cash &             Capital Gains Reinvested &
         Dividends Reinvested  ---           Dividends in Cash  ---

If the distribution is to be paid in cash, specify payment method below:
---  Send check to mailing address in Section C.
--- Automatic deposit to my bank account via Electronic Funds Transfer ("EFT"). May take up to 3 business days to reach your bank account (complete bank information following).

Your signed Application must be received at least 15 business days prior to initial transaction.
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

----------------------------------   -----------------------------------------
BANK NAME                             ACCOUNT NUMBER
------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

E. TELEPHONE REDEMPTION OPTIONS
   (800) 656-3017 OR
   (414) 765-4124

 Your signed Application must be received at least 15 business days prior to initial transaction.

 An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

I (we) authorize Brandywine Fund, Inc., to act upon my (our) telephone instructions to redeem shares from this account. Please check all that may apply.
---  The proceeds will be mailed to the address in Section C.
--- By wire. The proceeds of any redemption may be wired to your bank (complete bank information below). A wire fee of $10.00 will be charged.
--- By EFT. Proceeds generally take up to 3 business days to reach your bank (complete bank information below).

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

------------------------------------   ---------------------------------------
BANK NAME                              ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

F. SYSTEMATIC WITHDRAWALS

I would like to withdraw from Brandywine Fund, Inc. $ ----------- (no minimum) as follows:
--- I would like to have payments made to me on or about the ----- day of each month, or
--- I would like to have payments made to me on or about the ----- day of the months that I have circled below:

Jan.  Feb.  Mar.  Apr.  May  June  July  Aug.  Sept.  Oct.  Nov.  Dec.

--- To have payments automatically deposited to your bank account. Complete bank account information below. (A check will be mailed to the address in Section C if this box is not checked.)

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

---------------------------------------   ------------------------------------
BANK NAME                                 ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

G. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE

Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

By selecting the options in Section (E or F), I hereby authorize the Fund to initiate credits to my account at the bank indicated and for the bank to credit the same to such account through the Automated Clearing House ("ACH") system.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRSDOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------   -----------------------------------------------
DATE (Mo/Dy/Yr)                SIGNATURE OF OWNER*<F7>

----------------------------   -----------------------------------------------
DATE (Mo/Dy/Yr)                SIGNATURE OF CO-OWNER, if any

*<F7>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

------------------------------------------------------------------------------
PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY



                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                              3100 Multifoods Tower
                                33 South Sixth Street
                            Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202


                             BRANDYWINE FUND, INC.
                               3908 Kennett Pike
                           Greenville, Delaware 19807

                          Internet:  bfunds@friess.com

                                 (800) 656-3017

   STATEMENT OF ADDITIONAL INFORMATION               January 15, 1997


                              BRANDYWINE FUND, INC.
                                3908 Kennett Pike
                           Greenville, Delaware  19807


             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Brandywine Fund, Inc. dated January 15, 1997. Requests for copies of the prospectus should be made in writing to Brandywine Fund, Inc., P.O. Box 4166, Greenville, Delaware, 19807, Attention: Corporate Secretary, Internet: bfunds @ friess.com, or by calling (800) 656-3017.


                              BRANDYWINE FUND, INC.

                                Table of Contents

                                                          Page No.

   Investment Restrictions ...........................         1

   Directors and Officers of the Fund ................         3

   Principal Stockholders ............................         6

   Investment Adviser ................................         6

   Service Agreement .................................         8

   Determination of Net Asset Value and Performance...         8

   Purchase of Shares.................................         9

   Systematic Withdrawal Plan ........................         9

   Allocation of Portfolio Brokerage .................         10

   Custodian .........................................         11

   Taxes .............................................         12

   Stockholder Meetings ..............................         12

   Independent Accountants ...........................         14

   Financial Statements ..............................         14



             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 15, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by Brandywine Fund, Inc.

             This Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

             As set forth in the prospectus dated January 15, 1997 of Brandywine Fund, Inc. (the "Fund") under the caption "Investment Objective and Policies", the primary investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary consideration. Consistent with its investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or
   (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.

             2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets. The Fund will not purchase securities while it has any outstanding borrowings.

             3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets) and will not lend its portfolio securities.

             4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

             5. The Fund will not make investments for the purpose of exercising control or management of any company.

             6. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

             7. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies engaged in the same industry.

             8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

             9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

             11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

             12. The Fund will not purchase or sell real estate (including limited partnership interests of limited partnerships investing in real estate, but not including readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate) or real estate mortgage loans.

             13. The Fund will not purchase or sell commodities or commodities contracts.

                       DIRECTORS AND OFFICERS OF THE FUND

             The name, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Fund are as follows:

   FOSTER S. FRIESS*

   350 Broadway
   P. O. Box 576
   Jackson, Wyoming

   (PRESIDENT, TREASURER AND A
    DIRECTOR OF THE FUND)

             Mr. Friess, age 56, has served as President, Treasurer and a director of both the Fund and the Brandywine Blue Fund, Inc. since their inceptions in 1985 and November, 1990, respectively. He is also President and Chairman of the Board of Friess Associates, Inc., an investment advisory firm which he co-founded in 1974 with his wife, Lynnette E. Friess. Friess Associates, Inc. has been the investment adviser of the Fund since its inception. Mr. Friess has been a Chartered Financial Analyst since 1970. He is currently Chairman of the Life Enrichment Foundation, Wilmington, Delaware. He is also a member of the Advisory Council of the Royal Swedish Academy of Sciences.

   STIG RAMEL

   RESEDAVAGEN 8
   171732, Solna
   Sweden

   (DIRECTOR)

             Mr. Ramel, age 69, served as President of the Nobel Foundation from 1972 to 1992 and was thereafter appointed by the Swedish Government as Chairman of Fond 92-94, a nonprofit organization with the responsibility of financing scientific research institutions. He is a member of the Royal Academy of Sciences and Director of the Board of Gustavus Adolphus College in Minnesota. Mr. Ramel is also Chairman or a board member of 15 foreign companies and organizations. He has served as a director of the Fund since its inception in 1985 and as a director of Brandywine Blue Fund, Inc. since its inception in 1990.

   JOHN E. BURRIS

   5th and McColley Street
   Milford, Delaware

   (DIRECTOR)

             Mr. Burris, age 76, is Chairman of Burris Foods, Inc. He is a trustee of the University of Delaware and a former member of the Board of Directors of Wilmington Trust Company. He is also a member of the board of directors of Milford Memorial Hospital and of the Private Industry Council for the State of Delaware. Mr. Burris has served as a director of the Fund since its inception in 1985 and as a director of Brandywine Blue Fund, Inc. since its inception in 1990.

   WILLIAM F. D'ALONZO

   3908 Kennett Pike
   Greenville, Delaware

   (VICE PRESIDENT)

             Mr. D'Alonzo, age 42, has been an analyst for Friess Associates, Inc. since 1981. He has served as a Vice President of the Fund since April, 1990, and as a Vice President of Brandywine Blue Fund, Inc. since November, 1990.

   CLARKE ADAMS, JR.

   3908 Kennett Pike
   Greenville, Delaware

   (VICE PRESIDENT)

             Mr. Adams, age 51, has been an analyst for Friess Associates, Inc. since 1983. He has served as a Vice President of the Fund since April, 1990, and as a Vice President of Brandywine Blue Fund, Inc. since November, 1990.

   CARL S. GATES

   3908 Kennett Pike
   Greenville, Delaware

   (VICE PRESIDENT)

             Mr. Gates, age 64, has been employed by Friess Associates, Inc. in various capacities since 1988. He has served as a Vice President of both the Fund and Brandywine Blue Fund, Inc. since April, 1994.

   PAUL R. ROBINSON

   3908 Kennett Pike
   Greenville, Delaware

   (VICE PRESIDENT AND ASSISTANT SECRETARY)

             Mr. Robinson, age 73, has been a consultant for Friess Associates, Inc. since June, 1985. He has served as a Vice President of the Fund since April, 1990, as Assistant Secretary of the Fund since April, 1987, and as a Vice President and Assistant Secretary of the Brandywine Blue Fund, Inc. since November, 1990.

   LYNDA J. CAMPBELL

   3908 Kennett Pike
   Greenville, Delaware

   (SECRETARY)

             Ms. Campbell, age 51, is an employee of Friess Associates, Inc. and has been employed in various capacities with such firm since December, 1985. She has served as Secretary of the Fund since December, 1989 and as Secretary of Brandywine Blue Fund, Inc. since November, 1990.

   ___________________

   * Mr. Friess is the only director who is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

             During the fiscal year ended September 30, 1996, the Fund paid $20,000 in director's fees to the Fund's disinterested directors. The Fund's standard method of compensating directors is to pay each disinterested director an annual fee of $10,000. The Fund may also reimburse its directors for travel expenses incurred to attend meetings of the Board of Directors.

             The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended September 30, 1996:

                               COMPENSATION TABLE
                                                  Pension or
                                                  Retirement                                  Total
                              Aggregate        Benefits Accrued     Estimated Annual       Compensation
                            Compensation       As Part of Fund       Benefits Upon        from Fund Paid
       Name of Person         From Fund            Expenses            Retirement          to Directors

    Foster S. Friess             $0                   $0                   $0                   $0
    Stig Ramel                 $10,000                $0                   $0                $10,000
    John E. Burris             $10,000                $0                   $0                $10,000

                             PRINCIPAL STOCKHOLDERS

             At December 31, 1996, all officers and directors of the Fund as a group beneficially owned 3,352,965 shares of Common Stock, or 1.7% of the then outstanding shares. At such date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 27,362,209 shares of Common Stock, or 14.1% of the then outstanding shares. All of the shares owned by Charles Schwab & Co., Inc. where owned of record only. Other than the foregoing, the Fund was not aware of any person who, as of December 31, 1996, owned of record or beneficially 5% or more of the shares of the Fund.

                               INVESTMENT ADVISER

             As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser to the Fund is Friess Associates, Inc. (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. During the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Fund paid the Adviser fees of $49,114,962, $28,671,459 and
   $18,109,780, respectively.

             The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. During the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, such expenses included $35,075, $28,100 and $30,400, respectively, in administrative services performed by the Adviser. The Fund will also pay the fees of directors who are not interested persons of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Common Stock is qualified for sale. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on at least a monthly basis.
   If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No reimbursement was required during the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994.

             The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

             The Agreement provides that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                SERVICE AGREEMENT

             As described in the Fund's prospectus under the caption "Management of the Fund," the Fund and Fiduciary Management, Inc., Milwaukee, Wisconsin have entered into a Service Agreement pursuant to which certain accounting and record keeping services will be performed for the Fund by Fiduciary Management, Inc. For its services the Fund currently pays Fiduciary Management, Inc. an annual fee of $377,000. The total fees paid pursuant to the Service Agreement for the fiscal years ending September 30, 1996, September 30, 1995 and September 30, 1994 were $310,000, $210,000 and $190,000, respectively. The Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days' written notice. The Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

             Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:
                                        n
                                  P(1+T)  = ERV

             P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

                               PURCHASE OF SHARES

                The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of the Fund has a beneficial interest.

                           SYSTEMATIC WITHDRAWAL PLAN

                A stockholder who owns Fund shares worth at least $25,000 at the current net asset value may, by completing an application which may be obtained from Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, the stockholder deposits Fund shares with the Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments (not more than monthly) of a fixed amount to the stockholder out of the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder's signature should be guaranteed by a bank, member firm of a national stock exchange, or other eligible guarantor institution.

                There is no minimum withdrawal payment. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on or about the day selected by the stockholder of each month in which a withdrawal payment is to be made. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in his account at any time.

                Withdrawal payments cannot be considered as yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.

                The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing. The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Trust Company by telephone at (800) 656-3017 or (414) 765-4124.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

                In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, totaled $21,515,165 on total transactions of $20,927,249,090, $12,220,916 on total transactions of $11,956,863,544 and $6,098,048 on total transactions of $5,715,968,346, respectively. All of the brokers to whom commissions were paid provided research services to the Adviser.

                                    CUSTODIAN

                Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes" the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

                Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or in additional shares of Common Stock. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's gross income.

                Any dividend or capital gains distribution paid shortly after a purchase of shares of Common Stock will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of Common Stock immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under-reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                              STOCKHOLDER MEETINGS

                The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

                The Fund's By-Laws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS

                Price Waterhouse LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, currently serves as the independent accountants for the Fund and has so served since the fiscal year ended September 30, 1989.

                              FINANCIAL STATEMENTS

           The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1996, of Brandywine Fund, Inc. (File No. 811-4447), as filed with the Securities and Exchange Commission on October 22, 1996:

           Statement of Net Assets as of September 30, 1996
           Statement of Operations for the Year Ended
             September 30, 1996
           Statements of Changes in Net Assets for the Years
             Ended September 30, 1996 and 1995
           Financial Highlights for the Years Ended September 30,
             1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and
             1987
           Notes to Financial Statements
           Report of Independent Accountants



                                     PART C

                                OTHER INFORMATION

   Item 24.     Financial Statements and Exhibits

    (a.) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report, dated September 30, 1996 (File No. 811-4447), of Brandywine Fund, Inc. (as filed with the Securities and Exchange Commission on October 22, 1996))

              Brandywine Fund, Inc.

               Statement of Net Assets as of September 30, 1996
               Statement of Operations for the Year Ended
                September 30, 1996
               Statements of Changes in Net Assets for the Years
                Ended September 30, 1996 and 1995
               Financial Highlights for the Years Ended September 30,   1996,
               1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988
                and 1987
               Notes to Financial Statements
               Report of Independent Accountants

        (b.) Exhibits

             (1) Registrant's Articles of Incorporation as amended through January 15, 1997

           (1.1) Articles Supplementary to Articles of Incorporation dated March 28, 1996

             (2)  Registrant's By-Laws; Exhibit 2 to Registrant's
                  Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

           (2.1)  Amendment to Article I, Section 2 of Registrant's By-Laws;
                  Exhibit 2.1 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (3)  None

             (4) Specimen Stock Certificate; Exhibit 4 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (5) Investment Advisory Agreement; Exhibit 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (6)  None

             (7)  None

             (8) Custodian Agreement with Firstar Trust Company; Exhibit 8 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (9) Service Agreement with Fiduciary Management, Inc.; Exhibit 9 to Amendment No. 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (10) Opinion of Foley & Lardner, counsel for Registrant; Exhibit
                  10 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (11) Consent of Price Waterhouse LLP

             (12) None

             (13) Subscription Agreement; Exhibit 13 to Registrant's
                  Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

             (14) None

             (15) None

             (16) Schedule for Computation of Performance Quotations; Exhibit
                  16 to Amendment No. 12 to Registrant's Registration Statement on Form N-1A is incorporated by reference to Rule 411 under the Securities Act of 1933.

             (17) Financial Data Schedule

             (18) None


   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

   Item 26.  Number of Holders of Securities

                                                Number of Record Holders
                  Title of Class                as of December 31, 1996


             Common Stock, $.01 par value,                40,297

   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 3 through 5 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933. Mr. Herman Friess, a director of the Adviser, is a lawyer having his own practice with offices in Rice Lake, Wisconsin.

   Item 29.  Principal Underwriters

             Registrant has no principal underwriters.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Fiduciary Management, Inc. and Registrant's Custodian as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by Fiduciary Management, Inc. at its offices at 225 East Mason Street, Milwaukee, Wisconsin 53202, and all other records will be maintained by the Custodian.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             None.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Wyoming on the 14th day of January, 1997.

                                 BRANDYWINE FUND, INC.
                                   (Registrant)



                                 By:   /s/ Foster S. Friess
                                      Foster S. Friess,
                                        President




             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Name                     Title                    Date


   /s/ Foster S. Friess     Principal Executive,     January 14, 1997
   Foster S. Friess         Financial and Accounting
                            Officer and Director


    /s/ Stig Ramel          Director                 January 14, 1997
   Stig Ramel


    /s/ John E. Burris      Director                 January 14, 1997
   John E. Burris

                                  EXHIBIT INDEX

   Exhibit No.              Exhibit                                  Page No.

        (1)                 Registrant's Articles of
                             Incorporation, as amended

      (1.1)                 Articles Supplementary to
                             Articles of Incorporation

        (2)                 Registrant's By-Laws, as
                             amended*

      (2.1)                 Amendment to Article I,
                             Section 2 of Registrant's
                             By-Laws*

        (3)                 None

        (4)                 Specimen Stock Certificate*

        (5)                 Investment Advisory Agreement*

        (6)                 None

        (7)                 None

        (8)                 Custodian Agreement with Firstar Trust Company*

        (9)                 Service Agreement with
                             Fiduciary Management, Inc.*

       (10)                 Opinion of Foley & Lardner,
                             counsel for Registrant*

       (11)                 Consent of Price Waterhouse LLP

       (12)                 None

       (13)                 Subscription Agreement*

       (14)                 None

       (15)                 None

       (16)                 Schedule for Computation of Performance
                            Quotations*

       (17)                 Financial Data Schedule

       (18)                 None

   _______________________
   * Incorporated by reference